UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2012

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On October 24, 2012, the shareholders of Parker-Hannifin Corporation (the “Company”) approved the Amended and Restated Parker-Hannifin Corporation 2009 Omnibus Stock Incentive Plan (the “2009 Plan”). The 2009 Plan was amended and restated to (i) increase the number of shares of common stock of the Company available under the 2009 Plan by 9,200,000 shares, (ii) revise the “fungible” share ratio at which “full value” awards are counted against the 2009 Plan share reserve to maintain appropriate parity between full value awards and stock options and stock appreciation rights, and (iii) make other minor amendments, such as expressly prohibiting (A) the grant of dividend equivalents with respect to stock options or stock appreciation rights, and (B) the current payment of dividends or dividend equivalents on unearned performance-based awards. The foregoing summary of the amendments to the 2009 Plan is qualified in its entirety by reference to the 2009 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of the Shareholders of the Company was held on October 24, 2012.

(b)(i)	The Shareholders elected the following directors for a term expiring at the Annual Meeting of Shareholders in 2013, as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Robert G. Bohn	120,991,169	2,977,909	9,088,829
Linda S. Harty	120,981,316	2,987,762	9,088,829
William E. Kassling	120,379,484	3,589,594	9,088,829
Robert J. Kohlhepp	121,296,083	2,672,995	9,088,829
Klaus-Peter Müller	120,805,893	3,163,185	9,088,829
Candy M. Obourn	121,367,424	2,601,654	9,088,829
Joseph M. Scaminace	119,702,676	4,266,402	9,088,829
Wolfgang R. Schmitt	120,046,730	3,922,348	9,088,829
Åke Svensson	121,047,845	2,921,233	9,088,829
James L. Wainscott	121,377,875	2,591,203	9,088,829
Donald E. Washkewicz	119,019,679	4,949,399	9,088,829

(ii)	The Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013, as follows:

For: 130,487,020

Against: 1,907,086

Abstain: 663,801

(iii)	The Shareholders approved, on a non-binding, advisory basis, the compensation of the named executive officers of the Company, as follows:

For: 114,900,069

Against: 7,869,799

Abstain: 1,196,936

Broker Non-Votes: 9,088,829

(iv)	The Shareholders approved the Amended and Restated Parker-Hannifin 2009 Omnibus Stock Incentive Plan, as follows:

For: 102,883,239

Against: 20,292,630

Abstain: 790,935

Broker Non-Votes: 9,088,829

(v)	The Shareholders did not approve a shareholder proposal to amend the Company’s Code of Regulations to separate the roles of Chairman of the Board and Chief Executive Officer, as follows:

For: 27,302,499

Against: 95,806,419

Abstain: 857,886

Broker Non-Votes: 9,088,829

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Parker-Hannifin Corporation 2009 Omnibus Stock Incentive Plan incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 24, 2012 (Commission File No. 1-4982).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Thomas A. Piraino, Jr.
Thomas A. Piraino, Jr.
Vice President and Secretary

Date: October 25, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Parker-Hannifin Corporation 2009 Omnibus Stock Incentive Plan incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 24, 2012 (Commission File No. 1-4982).